SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

SunAmerica Focused Alpha Growth Fund, Inc.
SunAmerica Focused Alpha Large-Cap Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

QUESTIONS AND ANSWERS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JOINT PROXY STATEMENT
VOTING INFORMATION
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
INFORMATION CONCERNING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
OTHER BUSINESS
EXHIBIT INDEX
STATE OF ORGANIZATION, FISCAL YEAR END AND SHARES OUTSTANDING AS OF RECORD DATE
SCHEDULE OF BOARD AND COMMITTEE MEETINGS
AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

March 17, 2009

Dear Shareholder:

Enclosed is a joint proxy statement (the “Proxy Statement”) asking you to vote in favor of a proposal for the election of Class I Directors of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) for three-year terms and until their respective successors are duly elected and qualify. Annual meetings are being held on April 24, 2009 for the shareholders of the respective Funds to consider the proposal and to transact any other business that may properly come before the annual meeting.

The Board of Directors of each Fund recommends that you vote “FOR” the proposal.  The Proxy Statement contains detailed information about the proposal, and we recommend that you read it carefully before voting. We have also attached a “Questions and Answers” section that we hope will assist you in evaluating the proposal.

We appreciate your cooperation and continued support.

Sincerely,

John T. Genoy
President
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

Proxy cards for each Fund are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided, or follow the instructions on the proxy cards to vote by telephone or over the internet.

QUESTIONS AND ANSWERS

Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of members of its respective Board of Directors (each a “Board” and together, the “Boards”) whose term expires at such meeting. The purpose of this proxy solicitation is to ask you to vote on the election of Class I Directors of the respective Boards of Directors of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2012, and until their successors are duly elected and qualify.

Q.	WHY AM I BEING ASKED TO VOTE FOR CLASS I DIRECTORS?

A:	Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Mr. Jeffrey S. Burum and Mr. William F. Devin were elected as Class I Directors to serve until the 2009 annual meeting and until their respective successors are duly elected and qualify.

Q:	HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each Fund’s Board recommends that shareholders vote “FOR” the election of the two nominees to the Board of each Fund.

Q:	WHO IS ASKING FOR MY VOTE?

A:	Each Fund’s Board has requested your vote at the annual meeting of shareholders to be held on April 24, 2009 at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:	The affirmative vote of the holders of a plurality of the shares of that respective Fund cast in person or by proxy and entitled to vote thereon at the annual meeting at which a quorum is present is necessary for the election of a Director.

Q:	HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

•	In person at the Annual Meeting.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 24, 2009

The annual meeting of shareholders of SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”) will be held at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, on April 24, 2009, at the times listed below, for the following purposes:

Matter to be voted upon by shareholders of each respective Fund:

(1)	To elect two Directors to serve as Class I Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2012, and until their successors are duly elected and qualify; and

(2)	To transact such other business as may properly come before the annual meeting(s) or any adjournment thereof.

You are entitled to vote at the meetings, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on February 17, 2009. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) in which you own shares. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund, or (iii) voting in person at the meeting(s).

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	9:00 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	9:30 a.m.

This notice and related proxy materials are first being mailed to shareholders of the Funds on or about March 18, 2009.

By Order of Each Fund’s Board,
Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card(s), but give no voting instructions, your shares will be voted “FOR” the nominees for Director named in the attached proxy statement and, in the proxy holder’s discretion with respect to any other business that may properly arise at the meeting(s). In order to avoid additional expense to a Fund of further solicitation, we ask your cooperation in mailing in your proxy statement promptly.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

JOINT PROXY STATEMENT
Annual Meeting of Shareholders
April 24, 2009

This joint proxy statement (“Proxy Statement”) is being furnished to shareholders of SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (each, a “Fund” and together the “Funds”) in connection with the solicitation by their respective Board of Directors (each, a “Board” and together the “Boards”) of proxies to be voted at the annual meetings of shareholders to be held on April 24, 2009 at the times listed below, at Harborside Financial Center, Jersey City, New Jersey 07311, or at any postponement or adjournments thereof (each, an “Annual Meeting”). The Boards have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of similar matters being considered and voted on by the shareholders of each Fund. This Proxy Statement will first be mailed to shareholders of FGF and FGI on or about March 18, 2009.

Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Maryland corporation. Each Fund’s shares of common stock are referred to as “Shares,” and the holders of the Shares as “Shareholders.” Directors of the Funds are referred to as “Directors.”

Each Annual Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

Matter to be voted upon by Shareholders of each Fund:

(1)	To elect two Directors to serve as Class I Directors for three-year terms, which expire at the annual meeting of shareholders to be held in 2012, and until their successors are duly elected and qualify; and

(2)	To transact such other business as may properly come before the meeting(s) or any adjournment thereof.

The time of each Annual Meeting is as follows:

Fund	Time of Meeting

SunAmerica Focused Alpha Growth Fund, Inc.	9:00 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	9:30 a.m.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2009.

This proxy statement is available at http://www.edocumentview.com/SunAmerica.

AIG SunAmerica Asset Management Corp. (“SunAmerica”) serves as the investment adviser and administrator to each Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VOTING INFORMATION

Shareholders of record of a respective Fund at the close of business on February 17, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement. Each Share shall have one vote.

Quorum.  A quorum for the transaction of business at the Annual Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one-third of the Shares of the Fund entitled to vote at the Annual Meeting. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority or elects not to exercise discretion on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present.

Required Vote.  The vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a Director. For purposes of the election of Directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold Shares in street name for the beneficial owners or other persons entitled to vote have discretionary authority to vote on “routine” proposals, such as the election of Directors, when they have not received instructions from the beneficial owners of those Shares. Therefore, proxies from brokers indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal may be voted “FOR” the proposal.

In the event that a quorum is not present at the Annual Meeting for a Fund, or if a quorum is present at the Annual Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Annual Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.

The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the nominees named herein for the respective

Board and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Annual Meeting.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund’s Secretary at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Annual Meeting and must indicate your name and account number. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person.

Each Fund will furnish, without charge, a copy of each Fund’s annual report for the fiscal year ended December 31, 2008 to a Shareholder upon request. To request a copy, please write the Fund c/o SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 800-858-8850. The annual report is also available on the Funds’ website, www.sunamericafunds.com. You may also call the above number for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of a respective Fund or SunAmerica, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

Mr. Jeffrey S. Burum and Mr. William F. Devin were elected by the Shareholders as Class I Directors for each Fund to serve until the 2009 Annual Meeting and until their respective successors are duly elected and qualify.

The Board of each Fund, including the Independent Directors, upon the recommendation of each Board’s Nomination and Compensation Committee, which is composed solely of Independent Directors, has nominated Mr. Burum and Mr. Devin to serve as Class I Directors for three-year terms to expire at the annual meeting of Shareholders to be held in 2012, and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named as proxy holders on the enclosed proxy card to vote “FOR” the election of Mr. Burum and Mr. Devin to serve as Class I Directors. The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability to serve, the proxies received will be voted for such substituted nominees as the Board may recommend.

The names of each Fund’s nominees for election as Class I Directors and the other Directors of the Funds, their ages and principal occupations during the past five years, are provided in the tables below. Unless otherwise noted, the address of each Director is c/o SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

CLASS I DIRECTORS
(Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2012)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupations(s)	Complex	Other
	Held	Length of Time	During	Overseen by	Directorships
Name and Age	with Fund	Served (1)	Past 5 Years	Director (2)	Held (3)

Independent Directors
Jeffrey S. Burum DOB: February 27, 1963	Class I Director/ Nominee	Current term expires in 2009; Director since 2005	Founder and Co-Chairman of National Community Renaissance (non-profit real estate company) (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate company) (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate company) (1998 to Present).	38	None

William F. Devin DOB: December 30, 1938	Class I Director/ Nominee	Current term expires in 2009; Director since 2005	Retired.	88	Director, Boston Options Exchange (2001-Present).

CLASS II DIRECTORS
(Term expiring at the Annual Meeting to be held in 2010)

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and	Principal Occupation(s)	Complex	Other
	Held	Length of Time	During	Overseen	Directorships
Name and Age	with Fund	Served (1)	Past 5 Years	by Director (2)	Held (3)

Independent Directors
Dr. Judith L. Craven DOB: October 6, 1945	Class II Director	Current term expires in 2010; Director since 2005	Retired.	87	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present).

William J. Shea DOB: February 9, 1948	Class II Director	Current term expires in 2010; Director since 2005	Managing partner, DLB Capital, LLC (Private Equity) (2006 to Present); President and CEO, Conseco, Inc. (financial services) (2001 to 2004).	48	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to Present); Director, Boston Private Financial Holdings (2004 to Present).

CLASS III DIRECTORS
(Term expiring at the Annual Meeting to be held in 2011)

				Number of
				Portfolios in
		Term of		Fund
	Position(s)	Office and	Principal Occupation(s)	Complex	Other
	Held	Length of Time	During	Overseen	Directorships
Name and Age	with Fund	Served (1)	Past 5 Years	by Director (2)	Held (3)

Independent Directors
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board; Class III Director	Current term expires in 2011; Director since 2005	Attorney, sole practitioner.	48	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Class III Director	Current term expires in 2011; Director since 2005	Vice President, Corcoran Group (real estate) (2003 to Present); President and Member of Managing Directors, Beau Brummel- SoHo LLC (licensing of menswear specialty retailing and other activities) (1998 to Present).	48	None

Interested Director
Peter A. Harbeck (4) DOB: January 23, 1954	Class III Director	Current term expires in 2011; Director since 2005	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to present); Chairman, AIG Advisor Group, Inc. (2004 to present).	96	None

(1)	Directors serve three year terms until their successors are duly elected and qualify.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Funds (2 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (9 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), AIG Retirement Company I (33 portfolios), AIG Retirement Company II (15 portfolios), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 portfolio) and Brazos Mutual Funds (4 portfolios).

(3)	Directorships of companies required for reporting to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SACS.

The Board of each Fund recommends that Shareholders vote “FOR” the election of each Fund’s two nominees to that Fund’s Board.

OFFICERS OF THE FUNDS

Officers of each Fund are appointed by its respective Board and serve at the pleasure of the Board. None of the Funds’ officers currently receive any compensation from the Funds. The names of the officers of each Fund who are not Directors, their ages and principal occupations during the past five years are provided in the table below. Unless otherwise noted, the address of each officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Term of
Office and
	Positions (s)	Length of
Name, Age & Address	Held with Fund	Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (June 2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management (2002 to 2004).

Donna M. Handel DOB: June 25, 1966	Treasurer	2005 to Present	Senior Vice President, SunAmerica (2004 to Present); Vice President, SunAmerica (1997 to 2004).

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present); Senior Vice President, SACS (2002 to 2006).

Cynthia A. Skrehot DOB: December 6, 1967	Chief Compliance Officer	2005 to Present	Vice President, SunAmerica (2002 to Present); Chief Compliance Officer, SunAmerica (2003 to 2006).

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present); Vice President and Senior Counsel, SunAmerica (2001 to 2005).

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2005 to Present	Vice President, SunAmerica (2001 to Present)

Ownership of Securities

As of February 17, 2009, the officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund. As of this date, to the best of each Fund’s knowledge, no person beneficially owned more than 5% of either Fund’s Shares.

As of December 31, 2008, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Director within the same family of investment companies as the Funds was as follows:

Aggregate Dollar Range
of Equity Securities
in All Registered
Investment Companies
Overseen by Directors
	Dollar Range of	in Family of
Name of Director	Equity Securities in the Funds	Investment Companies [1]

INDEPENDENT DIRECTORS

Jeffrey S. Burum	FGF – None

	FGI – None	Over $100,000

Dr. Judith L. Craven	FGF – None

	FGI – None	None

William F. Devin	FGF – None

	FGI – None	$50,001 - $100,000

Samuel M. Eisenstat	FGF – $1 – $10,000[2]

	FGI – None	$10,001 - $50,000

Stephen J. Gutman	FGF – None

	FGI – None	$1 - $10,000

William J. Shea	FGF – None

	FGI – None	None

INTERESTED DIRECTOR

Peter A. Harbeck	FGF – None

	FGI – None	Over $100,000

[1]	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Funds (2 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (9 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), SunAmerica Series Trust (35 portfolios) and Seasons Series Trust (24 portfolios).

[2]	As of December 31, 2008, Mr. Eisenstat owned 1,000 shares of FGF.

As of December 31, 2008, none of the Independent Directors or their immediate family members owned any shares of any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SunAmerica.

Committees of the Board

Current Committees and Members

The Board of each Fund has established four committees, i.e., Audit, Nomination and Compensation, Ethics and Governance. Each committee is composed entirely of Independent Directors.

Audit Committee

Each Fund’s Board has established an Audit Committee, which is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for each Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of each Fund’s Audit Committee are Messrs. Burum, Devin, Eisenstat, Gutman and Shea and Dr. Craven, each of whom is an Independent Director. Mr. Shea serves as Chairman of the Audit Committee and is the Audit Committee Financial Expert, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee presents the following report:

In fulfilling its duties, each Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed the independent registered public accounting firm’s independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in each Fund’s annual report to Shareholders for the fiscal year.

The Board of each Fund has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is available on the Funds’ website, www.sunamericafunds.com.

Nomination and Compensation Committee

Each Fund’s Board has established a Nomination and Compensation Committee, which is responsible for, among other things, interviewing, evaluating and recommending candidates for board membership and reviewing the compensation of the Board and its committee members. The members of the Nomination and Compensation Committee are Messrs. Gutman and Devin.

Each Nomination and Compensation Committee will consider nominees recommended by Shareholders. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund’s Nomination and Compensation Committee, Mr. Stephen J. Gutman, c/o the Secretary of the Fund at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nomination and Compensation Committee.” The Shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. In addition, such letter shall set forth (i) the age, business address and residence address of such nominee (ii) the number of any shares of stock of the Fund that are beneficially owned by such nominee, (iii) the date such shares were acquired and the investment intent of such acquisition, (iv) whether such Shareholder believes any such nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act, and the rules promulgated thereunder and information regarding such nominee that is sufficient, in the discretion of the Board or the Nominating and Compensation Committee or any authorized officer of each of the Funds, to make such determination and (v) all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act of 1934, as amended and the rules adopted thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected).

The Board of each Fund has adopted a Nomination and Compensation Committee Charter. A copy of the Nomination and Compensation Committee Charter is not available on the Funds’ website, but was included in the Funds’ proxy statement for their 2007 annual meetings.

Ethics Committee

Each Fund’s Board has established an Ethics Committee, which is responsible for, among other things, applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee is also responsible for reviewing the ethical standards of all Fund service providers as they apply to the Fund; evaluating and, if necessary, investigating situations that raise or appear to raise ethical concerns; and reporting their findings and recommendations to the Board. The Ethics Committee will inform the Board of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Mr. Burum.

Governance Committee

Each Fund’s Board has established a Governance Committee, which is responsible for, among other things, reviewing and making recommendations with respect to the size and composition of the Board and its committees and monitoring and evaluating the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Devin and Gutman.

Board and Committee Meetings

The Board and each committee met several times during its last fiscal year as set forth on Exhibit B. Each Director attended at least 75% of the Board and committee meetings on which that Director serves held during each Fund’s last fiscal year. The Funds do not have a policy regarding Board members attendance at annual shareholder meetings or special meetings and no Directors attended the 2008 annual shareholder meetings.

Compensation of Directors and Officers

The following table sets forth certain information regarding the compensation of each Fund’s Independent Directors for the fiscal year ending December 31, 2008. Each Fund pays the fees and expenses of the Independent Directors. The Interested Director receives no compensation from the Funds. Independent Directors receive an annual amount of $5,250 ($7,875 for the Chairman of the Fund) for serving as an Independent Director for each Fund. The Directors also receive fees for attending meetings of the Audit Committee and Special Meetings of the Board. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

				Aggregate
		Pension or		Compensation
Name of	Aggregate	Retirement Benefits	Estimated Annual	from the
Person,	Compensation	Accrued as Part of	Benefits Upon	Fund Complex
Position	From Each Fund	Fund Expenses (1)	Retirement (1)	Paid to Directors

Jeffrey S. Burum (2)	$6,500	—	—	$114,667
Samuel M. Eisenstat	$9,125	—	—	$208,050
Stephen J. Gutman	$6,500	—	—	$147,000
William F. Devin (2)	$6,500	—	—	$291,094
Dr. Judith L. Craven (2)	$6,500	—	—	$254,202
William J. Shea	$6,500	—	—	$148,700

(1)	FGF and FGI do not participate in the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”), which has been adopted by certain of the funds in the Fund Complex and, therefore, FGF and FGI do not accrue any expenses related to the Retirement Plan. Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active participants as of December 31, 2008; (2) prohibit directors/trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active participants in the Retirement Plan to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Prior to December 31, 2008, the active participants (Dr. Craven and Messrs. Devin, Eisenstat and Gutman) elected to receive a distribution of their entire Retirement Plan account balance in 2009 pursuant to the amendments to the Retirement Plan described above. In January 2009, these account balances were paid by funds other than FGF and FGI to the active participants as follows: Dr. Craven, $137,686 (participant since 2006; director/trustee in Fund Complex since 2001); Mr. Devin, $263,092 (participant since 2003, director/trustee in Fund Complex since 1998); Mr. Eisenstat, $725,345 (participant since 1995; director/trustee in Fund Complex since 1985); and Mr. Gutman, $701,239 (participant since 1994; director/trustee in Fund Complex since 1984). As a result, such active participants will not be entitled to any future payments (annual benefits or otherwise) under the Retirement Plan. Mr. Burum and Mr. Shea were not eligible participants in the Retirement Plan and, therefore, had no accrued balances as of December 31, 2008.

(2)	Mr. Devin and Dr. Craven are also Trustees of AIG Retirement Company I and AIG Retirement Company II. Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of Anchor Series Trust. Mr. Burum is not a Director of SunAmerica Senior Floating Rate Fund, Inc.

INFORMATION CONCERNING THE FUNDS’ INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. In addition, PwC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. Each Audit Committee has selected PwC as the Fund’s independent registered public accounting firm and such selection has been ratified by each Fund’s Board. PwC has served as the independent registered public accounting firm to each Fund for the fiscal years ended December 31, 2007 and December 31, 2008. PwC has informed each Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of PwC are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by PwC for professional services rendered to each Fund for professional services rendered for the audit of its annual financial statements for the fiscal year ended December 31, 2008 were $27,453. For the fiscal year ended December 31, 2007, such audit fees for each Fund were $25,221. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

There were no audit-related fees billed by PwC for services rendered to FGF and FGI that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended December 31, 2008 or for the fiscal year ended December 31, 2007.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal years ended December 31, 2008 and December 31, 2007 on behalf of (i) SunAmerica, and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the Funds, or (ii) the Funds themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees

The aggregate tax fees billed by PwC to each Fund for services rendered for the fiscal year ended December 31, 2008 were $14,029. For the fiscal year ended December 31, 2007, such aggregate tax fees for each Fund were $13,115. This category comprises fees for tax compliance, tax advice, tax planning and tax return preparation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal years ended December 31, 2008 and December 31, 2007 on behalf of (i) SunAmerica and any Adviser Affiliates that provide ongoing services of the Funds, or (ii) the Funds themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees

For the Funds’ fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by PwC for other services provided to any Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ fiscal years ended December 31, 2008 and December 31, 2007 on behalf of (i) SunAmerica and any Adviser Affiliates, or (ii) the Funds themselves. There were also no fees within this category required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Each Fund’s Audit Committee Charter contains pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall carry out the following functions:

2.	To approve prior to appointment the engagement of the Independent Auditor to provide other audit services to the Fund or to provide non-audit services to the Fund,[3] its investment adviser, subadviser (not including a subadviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“control affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.[4] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any

3     The Independent Auditor is prohibited from providing certain non-audit services to the Fund at any point during the audit and professional engagement period. The prohibited non-audit services include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services; (ix) expert services unrelated to the audit; and (x) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
4     Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided constitutes not more than 5% of the total amount of revenues paid to the Independent Auditor by the Fund, its investment adviser and control affiliate during the fiscal year in which the services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate(s) prior to the completion of the audit for the year in which the services were rendered.

pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee may also, to the extent deemed appropriate, adopt policies and procedures for pre-approval of the engagement of the Fund’s Independent Auditor to provide any services described in this paragraph 2.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SunAmerica and any Adviser Affiliates that provide ongoing services to the Funds for each of the last two fiscal years are set forth in Exhibit C. Neither Fund’s Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PwC’s independence.

For each of the last two fiscal years, PwC did not provide any non-audit services to SunAmerica and any Adviser Affiliates that provide ongoing services to the Funds.

ADDITIONAL INFORMATION

The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of SunAmerica who will not receive any compensation from the Funds. All costs of a Fund’s solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s Shares will be borne by such Fund. The Funds have engaged Georgeson, Inc., 199 Water St., New York, NY 10038 to assist in proxy soliciting and tabulation for a fee of $1,500 per Fund plus expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require each Fund’s officers, Directors, SunAmerica, affiliates of SunAmerica and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended December 31, 2008, the Reporting Persons complied with all applicable filing requirements.

SHAREHOLDER PROPOSALS

Each Fund has an annual meeting of shareholders. Shareholders of a Fund who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at such Fund’s next annual meeting of shareholders should send such proposals to the Secretary of the Fund at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. In order to be considered at the next annual meeting, shareholder proposals must be received by a Fund no later than November 17, 2009. All nominations and proposals must be in writing.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with members of each Board of Directors may submit a written communication directed to each Board of Directors c/o the Secretary of each Fund at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

OTHER BUSINESS

The Board of each Fund knows of no business that will be presented for consideration at the Annual Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of Each Fund’s Board,
Gregory N. Bressler
Secretary
SunAmerica Focused Alpha
Growth Fund, Inc.
SunAmerica Focused Alpha
Large-Cap Fund, Inc.

March 17, 2009

EXHIBIT INDEX

Exhibit A — State of Organization, Fiscal Year End and Shares Outstanding as of Record Date	A-1
Exhibit B — Schedule of Board and Committee Meetings	B-1
Exhibit C — Aggregate Non-Audit Fees Paid to Fund Auditors	C-1

Exhibit A

STATE OF ORGANIZATION, FISCAL YEAR END AND
SHARES OUTSTANDING AS OF RECORD DATE

	Fiscal	State of	Shares Outstanding
Fund Name	Year End	Organization	as of Record Date

SunAmerica Focused Alpha Growth Fund, Inc.	12/31	Maryland	20,355,235
SunAmerica Focused Alpha Large-Cap Fund, Inc.	12/31	Maryland	9,655,235

A-1

Exhibit B

SCHEDULE OF BOARD AND COMMITTEE MEETINGS

Number of Meetings
Over the Fund’s
Fund	Fiscal Year*

SunAmerica Focused Alpha Growth Fund, Inc.
Board	10
Audit	5
Nomination and Compensation	3
Ethics	1
Governance	1
SunAmerica Focused Alpha Large-Cap Fund, Inc.
Board	10
Audit	5
Nomination and Compensation	3
Ethics	1
Governance	1

*	The fiscal year end for each Fund is December 31st.

B-1

Exhibit C

AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

	Aggregate Non-Audit Fees Paid For Two Most Recent Fiscal Years*
			On Behalf of the Fund’s Investment Adviser and
			Any Entity Controlling, Controlled by, or Under
			Common Control with the Investment Adviser
	On Behalf of the Fund		That Provides ongoing services to the Fund
Fund	2007	2008	2007	2008

SunAmerica Focused Alpha Growth Fund, Inc.	$13,115	$14,029	$0	$0
SunAmerica Focused Alpha Large-Cap Fund, Inc.	$13,115	$14,029	$0	$0

*	The fiscal year end for each Fund is December 31st.

C-1

.NNNNNNNNNNNNSunAmerica Focused Alpha Growth Fund, Inc.NNNNNNNNNNNNNNN C123456789000004000000000.000000 ext000000000.000000 ext NNNNNNNNN000000000.000000 ext000000000.000000 extMR A SAMPLEDESIGNATION (IF ANY)000000000.000000 ext000000000.000000 extADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Using a black ink pen, mark your votes with an X as shown inX this example. Please do not write outside the designated areas.Annual Meeting Proxy Card3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3A Election of Directors — The Board of Directors recommends a vote FOR the nominees named below.1. Nominees:For WithholdFor Withhold+01 — Jeffrey S. Burum02 — William F. DevinThis proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting.B Non-Voting ItemsChange of Address — Please print new address below.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowNOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDNNNNNNN2 0 A V0 2 0 8 6 4 1MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +<STOCK#>010MNC

3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3Proxy — SunAmerica Focused Alpha Growth Fund, Inc. Meeting DetailsApril 24, 2009 at 9:00 a.m.This Proxy is Solicited on Behalf of the Board of Directors.I hereby appoint Kathleen Fuentes, John E. McLean and Joseph Duronio, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 24, 2009, at 9:00 a.m. Eastern Time, at the offices of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and any adjournments thereof.In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof.(Continued and to be voted on reverse side.)

.NNNNNNNNNNNNSunAmerica Focused Alpha Large-Cap Fund, Inc.NNNNNNNNNNNNNNN C123456789000004000000000.000000 ext000000000.000000 ext NNNNNNNNN000000000.000000 ext000000000.000000 extMR A SAMPLEDESIGNATION (IF ANY)000000000.000000 ext000000000.000000 extADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Using a black ink pen, mark your votes with an X as shown inX this example. Please do not write outside the designated areas.Annual Meeting Proxy Card3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3A Election of Directors — The Board of Directors recommends a vote FOR the nominees named below.1. Nominees:For WithholdFor Withhold+01 — Jeffrey S. Burum02 — William F. DevinThis proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for the Directors named above, and in the proxy holder’s discretion with respect to any other business that may properly arise at the annual shareholder meeting.B Non-Voting ItemsChange of Address — Please print new address below.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowNOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint owners must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.C 1234567890J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDNNNNNNN2 0 A V0 2 0 8 8 8 1MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +<STOCK#>010MBC

3PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3Proxy — SunAmerica Focused Alpha Large-Cap Fund, Inc. Meeting DetailsApril 24, 2009 at 9:30 a.m.This Proxy is Solicited on Behalf of the Board of Directors.I hereby appoint Kathleen Fuentes, John E. McLean and Joseph Duronio, each with the power of substitution, as proxies for the undersigned to vote the shares of SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on April 24, 2009, at 9:30 a.m. Eastern time, at the offices of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311 and any adjournments thereof.In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournments, postponements, continuations or reschedulings thereof.(Continued and to be voted on reverse side)